UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) Of
The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): October 16, 2009

UNITED FINANCIAL BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52947	74-3242562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

95 Elm Street, West Springfield, Massachusetts	01089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(413) 787-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 16, 2009, United Financial Bancorp, Inc. issued a press release disclosing financial results for the three months and nine months ended September 30, 2009.  The Company also announced a quarterly dividend payment of $0.07 per share payable on December 1, 2009 to shareholders of record as of November 6, 2009. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated October 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED FINANCIAL BANCORP, INC.

DATE October 19, 2009	By:	/s/ Richard B. Collins
Richard B. Collins
President and Chief Executive Officer